EXHIBIT 10.1

Execution Version

OMNIBUS AMENDMENT NO. 6

AMENDMENT NO. 6 TO RECEIVABLES SALE AGREEMENTS AND
AMENDMENT NO. 6 TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS OMNIBUS AMENDMENT NO. 6, dated as of March 1, 2016 (this “Amendment”), is by and among:
(a)     Tenneco Automotive RSA Company, a Delaware corporation (“Seller”),
(b)     The Pullman Company, a Delaware corporation (“Pullman”),
(c) Tenneco Automotive Operating Company Inc., a Delaware corporation (“Tenneco Operating”), individually and as Servicer (the “Servicer”; Tenneco Operating, individually and as the Servicer, together with Seller and Pullman, collectively, the “Seller Parties”),
(d)     Chariot Funding LLC (as successor by merger to Falcon Asset Securitization Company LLC), a Delaware limited liability company (“Chariot”), and Liberty Street Funding LLC, a Delaware limited liability company, as Conduits (each, a “Conduit”),
(e)    The entities party hereto as “Committed Purchasers” (the “Committed Purchasers” and together with the Conduits, the “Purchasers”),
(f)    The Bank of Nova Scotia (“Scotiabank”), Wells Fargo Bank, N.A. (“Wells Fargo”) and JPMorgan Chase Bank, N.A. (“JPMorgan”), as Co-Agents (each a “Co-Agent”), and
(g)    JPMorgan, in its capacity as administrative agent under the Receivables Purchase Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Administrative Agent” and, together with each of the Co-Agents, the “Agents”), and consented to by Wells Fargo, as Second Lien Agent under the Intercreditor Agreement (as defined below) (in such capacity, together with its successors and assigns, the “Second Lien Agent”).
W I T N E S S E T H :
WHEREAS, Tenneco Operating and Seller are parties to that certain Receivables Sale Agreement, dated as of October 31, 2000, between Tenneco Operating, as seller, and Seller, as purchaser, as heretofore amended, and Pullman and Seller are parties to that certain Receivables Sale Agreement, dated as of December 27, 2000, between Pullman, as seller, and Seller, as purchaser, as heretofore amended (collectively, the “Receivables Sale Agreements”);
WHEREAS, Seller, Servicer, the Purchasers, the Co-Agents and the Administrative Agent are parties to that certain Third Amended and Restated Receivables Purchase Agreement dated as of March 26, 2010 (as heretofore amended, the “Receivables Purchase Agreement” and, together with the Receivable Sale Agreements, the “Agreements”);

WHEREAS, Seller, Servicer, the Administrative Agent, as First Lien Agent, and the Second Lien Agent are parties to that certain Intercreditor Agreement dated as of March 26, 2010 (as heretofore amended, the “Intercreditor Agreement”);
WHEREAS, pursuant to the Receivables Sale Agreements, the Originators have sold, assigned, transferred, set-over and otherwise conveyed to the Seller, and the Seller has acquired from the Originators, certain Receivables denominated or payable in Canadian dollars (the “Reassignment Receivables”), all Related Security with respect to such Reassignment Receivables and all Collections with respect to, and other proceeds of, such Reassignment Receivables (collectively, the “Reassignment Receivables Assets”);
WHEREAS, pursuant to the Receivables Purchase Agreement, the Seller has sold, assigned, transferred and conveyed all of the Seller’s right, title and interest in and to the Reassignment Receivables Assets;
WHEREAS, the Seller has requested that the Purchasers sell, assign, transfer and reconvey all of their right, title and interest in such Reassignment Receivables Assets;
WHEREAS, each of the Purchasers on the terms and conditions set forth herein, agrees to sell, assign, transfer and reconvey all of its right, title and interest in and to all of the Reassignment Receivables Assets;
WHEREAS, the Originators have requested that they be permitted to purchase the Reassignment Receivables Assets and each Collection Account and Lock-Box listed on Annex I hereto (collectively, the “Reassignment Assets”), and the Seller desires to sell, assign, transfer and reconvey to the Originators such Reassignment Assets;
WHEREAS, the Seller Parties wish to amend the Agreements on the terms and subject to the conditions hereinafter set forth; and
WHEREAS, the Purchasers and Agents are willing to agree to, and the Second Lien Agent is willing to consent to, such amendments subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.     Defined Terms. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Receivables Purchase Agreement or the Receivables Sale Agreements, as applicable.
2.     Amendments. Upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Agreements are hereby amended as of the Effective Date as follows:
(a)    The definition of “Receivable” appearing in Exhibit I to the Receivables Purchase Agreement (and as incorporated by reference in the Receivables Sale Agreements) is hereby amended and restated in its entirety to read as follows:
“Receivable” means all indebtedness and other obligations owed to Seller or an Originator (at the time it arises, and before giving effect to any transfer or conveyance under a Receivables Sale Agreement or hereunder) or in which Seller or an Originator has a security interest or other interest, including, without limitation, any indebtedness, obligation or interest constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale of goods or the rendering of services by such Originator and the obligation to pay any Finance Charges with respect thereto; provided, however, in no event shall the term “Receivable” include any such indebtedness or obligations (i) owed by any Subsidiary of Tenneco Automotive at any time, (ii) owed by Delphi Corporation or any of its Subsidiaries if originated on or prior to October 9, 2005, (iii) owed by Advance Stores Company Incorporated, O’Reilly Automotive Inc., Genuine Parts Company, The Pep Boys - Manny, Moe & Jack or any of their respective Subsidiaries, or (iv) denominated or payable in Canadian dollars. Indebtedness and other rights and obligations arising from any one transaction, including, without limitation, indebtedness and other rights and obligations represented by an individual invoice, shall constitute a Receivable separate from a Receivable consisting of the indebtedness and other rights and obligations arising from any other transaction; provided further, that any indebtedness, rights or obligations referred to in the immediately preceding sentence shall be a Receivable regardless of whether the account debtor or Seller treats such indebtedness, rights or obligations as a separate payment obligation.
(b)    Exhibit III to the Receivables Sale Agreement between Tenneco Operating and Seller is amended and restated as set forth on Annex II hereto. From and after the date hereof, each reference to “Exhibit III” in the Receivables Sale Agreement between Tenneco Operating and Seller shall mean and be a reference to Annex II attached hereto.
(c)    Exhibit III to the Receivables Sale Agreement between Pullman and Seller is amended and restated as set forth on Annex III hereto. From and after the date hereof, each reference to “Exhibit III” in the Receivables Sale Agreement between Pullman and Seller shall mean and be a reference to Annex III attached hereto.
(d)    Exhibit IV to the Receivables Purchase Agreement is amended and restated in its entirety as set forth on Annex IV hereto. From and after the date hereof, each reference to “Exhibit IV” in the Receivables Purchase Agreement shall mean and be a reference to Annex IV attached hereto.
3.     Reassignment of Assets.
(a)    Subject to the Seller’s receipt of fair market value as determined by the parties (the “Transfer Price”) in accordance with the terms hereof and the Seller’s and Tenneco Operating’s agreements in this Section 3(a) and in Section 3(b) below, each of the Purchasers does hereby sell, assign, transfer and reconvey to the Seller without recourse, representation or warranty (other than the absence of any adverse claim created by it) all of its right, title and interest (including its Purchaser Interest) in and to the Reassignment Receivables Assets. The Seller hereby agrees that except as set forth above the Seller shall have no recourse against the Agents or the Purchasers with respect to the Reassignment Receivables Assets.
(b)    Each of the Seller and Tenneco Operating, as servicer, agrees to hold the Transfer Price in accordance with the provisions of the Receivables Purchase Agreement relating to Collections and to apply the Transfer Price as Collections for purposes of the Receivables Purchase Agreement on the date hereof (which application may be on a net, non-cash basis) and the Agents and Purchasers agree to such application.
(c)    Subject to the Seller’s receipt of the Transfer Price, the Seller does hereby sell, assign, transfer and reconvey to each of the Originators, as applicable, without recourse, representation or warranty, for the Transfer Price, all of the Seller’s right, title and interest in and to the Reassignment Assets, in each case to the Originator who initially sold, transferred, assigned and/or contributed such

Reassignment Assets. Each of the Agents and Purchasers hereby consent to such sale, assignment, transfer and reconveyance.
(d)    Each party hereto agrees that, at any time and from time to time, upon the written request of any other party hereto and at the expense of the Originators, it will execute, authorize and deliver such further documents and do such further acts and things as the requesting party may reasonably request in order to effect the purposes of this Section 3.
4.    Certain Representations. In order to induce the Agents and the Purchasers to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agents and the Purchasers that (a) both immediately before and immediately after giving effect to the amendments contained in Section 2 hereof, no Amortization Event or Potential Amortization Event exists and is continuing as of the date hereof, (b) each of the Agreements to which such Seller Party is a party, as amended hereby, constitutes the legal, valid and binding obligation of such Seller Party enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (c) each of such Seller Party’s representations and warranties contained in the each of the Agreements to which it is a party is true and correct as of the date hereof as though made on such date (except for such representations and warranties that speak only as of an earlier date).
5.     Effective Date. This Amendment shall become effective as of the date first above written (the “Effective Date”) upon receipt by the Administrative Agent of counterparts of this Amendment, duly executed by each of the parties hereto, and consented to by the Performance Guarantor in the space provided below.
6.     [Reserved].
7.    Ratification. Except as expressly modified hereby, the Agreements are each hereby ratified, approved and confirmed in all respects.
8.     References to Agreements. From and after the Effective Date, each reference in each Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to such Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean such Agreement, as amended by this Amendment.
9.     Costs and Expenses. The Seller agrees to pay all reasonable costs, fees, and out-of-pocket expenses (including reasonable attorneys’ fees and time charges of attorneys for the Agents, including Sidley Austin LLP, which attorneys may also be employees of an Agent) incurred by the Agents in connection with the preparation, execution and enforcement of this Amendment.
10.     CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.
11.     Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery by facsimile or other electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of a manually executed counterpart of this Amendment.
12.    Amendment of Second Lien Receivables Purchase Agreement. The Purchasers and Co-Agents hereby authorize and direct JPMorgan, in its capacity as First Lien Agent under the Intercreditor Agreement, to execute and consent to the amendment of the Second Lien Receivables Purchase Agreement in the form attached as Schedule I hereto. The parties hereto acknowledge and agree that JPMorgan, as First Lien Agent, shall be entitled to the rights and benefits of Article XI of the Receivables Purchase Agreement in connection with the execution of such amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

CHARIOT FUNDING LLC (as successor by merger to Falcon Asset Securitization Company LLC)

By: JPMorgan Chase Bank, N.A., Its Attorney-in-Fact

By:    /s/ CORINA MILLS
Name:    Corina Mills
Title:    Executive Director

JPMORGAN CHASE BANK, N.A., as a Committed Purchaser, as Chariot Agent and as Administrative Agent

By:    /s/ CORINA MILLS
Name:    Corina Mills
Title:    Executive Director

Signature Page to Omnibus Amendment No. 6

LIBERTY STREET FUNDING LLC

By:    /s/ JILL A RUSSO
Name:    Jill A. Russo
Title:    Vice President

THE BANK OF NOVA SCOTIA, as a
Committed Purchaser and as Liberty Street Agent

By:    /s/ KIM SNYDER
Name:    Kim Snyder
Title:    Director

Signature Page to Omnibus Amendment No. 6

WELLS FARGO BANK, N.A., as a
Committed Purchaser and as Wells Fargo Agent

By:    /s/ MICHAEL J LANDRY
Name:    Michael J. Landry
Title:    Vice President

ACKNOWLEDGED AND CONSENTED TO:

WELLS FARGO BANK, N.A.,
as Second Lien Agent

By:    /s/ MICHAEL J LANDRY
Name:    Michael J. Landry
Title:    Vice President

Signature Page to Omnibus Amendment No. 6

TENNECO AUTOMOTIVE RSA COMPANY, a Delaware corporation

By:    /s/ PAUL D NOVAS
Name:    Paul D. Novas
Title:    President

TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation

By:    /s/ PAUL D NOVAS
Name:    Paul D. Novas
Title:    Vice President, Finance

THE PULLMAN COMPANY, a Delaware corporation

By:    /s/ PAUL D NOVAS
Name:    Paul D. Novas
Title:    Vice President, Finance

By its signature below, the undersigned hereby consents to the terms of the foregoing Omnibus Amendment No. 6, confirms that its Performance Undertaking remains unaltered and in full force and effect and hereby reaffirms, ratifies and confirms the terms and conditions of its Performance Undertaking:

TENNECO INC., a Delaware corporation

By:    /s/ PAUL D NOVAS
Name:    Paul D. Novas
Title:    Vice President, Finance

Signature Page to Omnibus Amendment No. 6